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                                                                    EXHIBIT 10.5




                              FRANKLIN BANK, N. A.

                           DIRECTORS STOCK OPTION PLAN

1. Purpose

The Directors' Stock Option Plan (the "Plan") is designed to provide Directors with an opportunity to acquire a proprietary interest in Franklin Bank, N.A. ("the Bank"), and thus to increase their share in the future success of the Bank's business. Accordingly, the Plan is intended as a further means of promoting a closer identity of interests between the interests of Directors and stockholders. Since the Directors make important contributions to the success of the Bank, the Directors believe that the grant of Options under the Plan will be in the Bank's interest.

2. Definitions

Unless the context clearly indicates otherwise, the following terms when used in the Plan, shall have the meaning set forth in this Section 2.

(a) "Beneficiary" means the person or persons designated in writing by the Grantee or, in the absence of such a designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire the right to exercise the Option by bequest or inheritance. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Grantee's death.

(b) "Board of Directors" or "Board" means the Board of Directors of the Bank, including Advisory Directors, at any given point in time.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. (d) "Committee" means a committee selected by the Board of Directors.

(e) "Disability" means a physical or mental condition of a Grantee resulting from a bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Bank. The disability of a Grantee shall be determined by a licensed physician chosen by the Committee and shall be applied uniformly to all Grantees.

(f) "Grantee" means a person to whom an Option has been granted under the Plan.

(g) "Option" means an option to purchase a share or shares of the Bank's common stock.

(h) "Option Agreement" means the written agreement to be entered into by the Bank and the Grantee, as provided in Section 8 hereof.

(i) "Share(s)" means common shares of the Bank, par value $1.00 per share.



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(j) Whenever used herein, unless the context indicates otherwise, words in the masculine form shall be deemed to refer to females as well as males.

3. Effective Date of Plan

The Plan shall become effective when adopted by the Board of Directors; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares prior to the first anniversary date of its adoption by the Board, the Plan and all Options granted under the Plan prior to such anniversary shall be null and void and shall be of no effect.

4. Number and Sources of Shares Subject to the Plan

(a) The Bank may grant Options under the Plan for not more than 50,000 Shares (subject, however, to adjustment as provided in Sections 13 and 15 hereof) which shall be provided from Shares in the treasury or by the issuance of Shares authorized but unissued.

(b) In the event that an Option shall for any reason lapse, be terminated or forfeited without being exercised in whole or in part, for any reason, the Shares subject to the Option shall be restored to the total number of Shares with respect to which Options may be granted under the Plan, but only to the extent that the Option has not previously been exercised.

5. Administration of the Plan

(a) The Plan shall be administered by the Committee.

(b) The Committee shall adopt such rules of procedure as it may deem proper; provided, however, that it may take action upon the agreement of a majority of its members then in office. Any action that the Committee may take through a written instrument signed by a majority of its members then in office shall be as effective as though taken at a meeting duly called and held.

(c) The powers of the Committee shall include plenary authority to interpret the Plan, and, subject, to the provisions hereof, the Committee may determine (1) the persons (from those eligible as set forth in Section 6) to whom Options shall be granted, or (2) the term of each Option (not to exceed 10 years from date of grant), and/or (3) the provisions of each Option Agreement.

6. Directors Eligible to Receive Options

Options shall be granted under the Plan to all non-employee Directors, including Advisory Directors. All determinations by the Committee as to the identity of the persons to whom Options shall be granted hereunder shall be conclusive.

7. Formula for Granting Options

The Committee shall determine the eligible non-employee Directors who have, during the immediately preceding twelve (12) month period attended at least 75% of all regular Board of Directors meetings. The Committee shall then divide that number into 10,000 Shares, and grant Options to each eligible Director for his pro-rata portion of such 10,000 Shares. On the first, second, third and fourth anniversaries of the approval of this Plan, the Committee shall determine eligible Directors, as indicated above, and shall grant Options for 10,000 Shares on each anniversary to the number of eligible Directors, and grant Options to each eligible Director for his pro-rata portion of such 10,000 Shares. Notwithstanding the foregoing, in the event of any lapse, termination or forfeiture of Options under the Plan, these Options will be re-granted to the then remaining eligible Directors on a pro-rata basis at the time of and in addition to the annual award of 10,000 Shares to all eligible Directors.



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8. Option Agreement

(a) No Option shall be exercised by a Grantee unless he shall have executed and delivered an Option Agreement.

(b) Appropriate officers of the Bank are hereby authorized to execute and deliver Option Agreements in the name of the Bank as directed from time to time by the Committee.

9. Option Price

The Option Price to be paid by the Grantee to the Bank for each Share purchased upon the exercise of the Option shall be equal to the fair market value of the Share on the date the Plan is approved by the shareholders. "Fair market value" as of any date in respect of any Share means the closing price on such date or on the next business day, if such date is not a business day, of a Share reflected in the consolidated trading tables of The Wall Street Journal (presently the NASDAQ National Market) or any other publication selected by the Committee, provided that, if Shares shall not have been traded on the NASDAQ National Market for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any Share be less than its par value.


10. Terms and Conditions

(a) Each non-employee Director shall be granted an Option for an aggregate number of Shares as determined under the formula set forth in Paragraph 7, above, upon approval of the Plan by the Shareholders.

(b) The Option shall become exercisable only in the event that the Grantee shall have attended, during the immediately preceding twelve (12) months, a minimum of 75% of all regular Board of Directors meetings.

(c) Options shall be exercisable by delivering or mailing to the Committee:

(1) a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased; and

(2) payment in full of the Option Price for the Shares by money order, cashier's check, or certified check, and/ or by the tender of Shares to the Bank; and provided further, that the Committee shall determine acceptable methods for tendering Shares to exercise an option under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate. The Committee shall determine the fair market value of any Shares used to exercise an Option.

(d) Shares acquired upon exercise of Options may not be transferred, sold or disposed of until at least six (6) months elapse from the date of grant.

11. Conditions on Exercise

(a) The exercise of each Option granted under the Plan shall be subject to the condition that if at any time the Bank shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase or Shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not



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acceptable to the Bank. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Bank nor its directors or officers shall have any obligations or liability to the Grantee or to a Beneficiary with respect to any Shares as to which the Option shall lapse because of such postponement.

(b) All Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Option may be exercised during the lifetime of the Grantee only by him.

(c) Upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the Grantee or his Beneficiary, be issued in his name and the name of another person as joint tenants with right of survivorship.

12. Exercise of Options After Death, Disability or other Termination of
Employment

(a) Death or Disability. If a Grantee's position as a Director with the Bank shall cease due to the Grantee's death or disability, any Option exercisable by the Grantee on the date of his death or disability may be exercised only within twelve (12) months after the Grantee's death or disability, and only by the Grantee's Conservator or Guardian in the case of disability, or Beneficiary in the case of death. In no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement. All Options previously granted shall be immediately exercisable at the date of Grantee's death notwithstanding the provisions of Section 10(b) to the contrary.

(b) Termination for Other Reasons. Upon termination of a Grantee's position as a Director for any reason other than as set forth in Section 12(a), the Grantee's outstanding Options which are not yet exercisable pursuant to Section 10 (b) shall be immediately cancelled; provided, that any Options which are exercisable at the date of termination shall remain exercisable for a period of three (3) months after such date, or such longer period as determined in the discretion of the Committee.


13. Change in Control

In the event of a "Change in Control", as defined herein, all stock options previously granted to a participant, or to be granted under the formula indicated above, shall be deemed immediately granted, vested, and exercisable, notwithstanding any other provision contained herein or in the Option Agreement governing said options.

For purposes of this Agreement, a Change in Control of the Bank shall be deemed to have occurred upon the occurrence of any of the events described in Subsections (i), (ii), (iii), (iv) and (v) below, whether occurring prior to, subsequent to or simultaneous to each other. Each event constitutes a separate Change in Control for purposes of this Agreement.

(i) when the Bank acquires actual knowledge that any person or group (as such terms are used in Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than a trustee or other fiduciary under an employee benefit plan established or maintained by the Bank or a Continuing Director as defined below, is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing more than 10% of the combined voting power of the Bank's then outstanding securities; provided, however, that such acquisition of more than 10% of the combined voting power of the Bank's outstanding securities will not constitute a Change in Control under this Subsection (i) if the excess is acquired in violation of law and the acquirer by court order, settlement or otherwise disposes or is required to dispose of all securities acquired in violation of law; or

(ii) upon the first purchase of the Bank's Common Stock pursuant to a tender or exchange offer which results in the sale of more than 10% of the combined voting power of the Bank's then outstanding securities (other than a



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tender or exchange offer made by the Bank or a trustee or other fiduciary under an employee benefit plan established or maintained by the Bank); or

(iii) upon (A) the first announcement of a merger or consolidation of the Bank with or into another institution, other than a merger or consolidation, which would result in the voting securities of the Bank outstanding immediately prior thereto continuing to represent (either by remaining or by being converted into voting securities of the surviving entity) at least 90% of the combined voting power of the voting securities of the Bank or such surviving entity outstanding immediately after such merger or consolidation); or (B) a sale or disposition of all or substantially all of the Bank's assets (in one transaction or a series of related transactions) or (C) a plan of liquidation or dissolution of the Bank; or

(iv) if during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Bank (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof; provided, however, that any individual (other than a director designated by a person described in Subsection (i) above) whose election or nomination for the election as a member of the Board of Directors of the Bank by the Bank's stockholders was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be deemed a Continuing Director; or

(v) initiation of a non-management sponsored proxy contest for the election of one or more Directors of the Bank.

14. Stockholder Rights

No person shall have any rights of a stockholder by virtue of an Option except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

15. Adjustment for Changes in Capitalization

In the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Bank's Shares, payable in such Shares, or if there shall be a stock split or a combination of Shares, the aggregate number of Shares available for Options, the number of Shares subject to outstanding Options, and the Option Price per Share of each outstanding Option shall be automatically adjusted to prevent dilution or enlargement of the rights of the Grantees; provided, that any fractional Shares resulting from such adjustments shall be eliminated. The Committee's determination with respect to any such adjustments shall be conclusive.

16. Effect of Merger or Other Reorganization

If the Bank shall be the surviving corporation in a merger or other reorganization, Options shall extend to stock and securities of the Bank to the same extent that a holder of that number of Shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option would be entitled to have or obtain stock and securities of the Bank under the terms of the merger or consolidation. If the Bank dissolves, sells substantially all of its assets, is acquired in a stock for stock or securities exchange, or is a party to a merger or other reorganization in which it is not the surviving corporation, then, notwithstanding any other provision contained herein, all Options per Grantee granted under Section 10(a) shall be exercisable in full within the period of sixty (60) days commencing upon the later of the date the action of the shareholders (or of the Board if shareholders' action is not required) or the date governmental approval, if required, is taken to approve, the transaction, and upon the expiration of that period all Options and rights thereto shall automatically terminate.

17. Termination, Suspension or Modification of Plan



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The Board of Directors may at any time terminate, suspend or modify the Plan, except that the Board of Directors shall not, without the authorization of the holders of a majority of the Bank's outstanding Shares at a shareholders' meeting duly called and held, change (other than through adjustment for changes in capitalization as provided in Sections 15 or 16 hereof): (a) the aggregate number of Shares with respect to which Options may be granted; (b) the Option Price; (c) the maximum duration of the Plan; (d) the requirements as to eligibility for participation in the Plan; or (e) any provision which materially increases the benefits accruing to eligible Directors under the Plan. No termination, suspension or modification of the Plan shall. adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of an Option granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Sections 15 or 16 hereof does not adversely affect any such right. Notwithstanding the above, the Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

18. Application of Proceeds

The proceeds received by the Bank from the exercise of Options under the Plan shall be used for general corporate purposes.

19. Duration of the Plan

Unless sooner terminated in accordance with Section 17 hereof, the Plan shall remain in effect for a period of ten (10) years from the date of its adoption by the Board of Directors.

20. General Provisions

The grant of an Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Bank.

21. Governing Law

This Plan shall be construed and its provisions enforced and administered in accordance with the laws of Michigan except to the extent that such laws may be superseded by any federal law.

22. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors, the members of the Committee shall be indemnified by the Bank against the reasonable expenses, including attorneys. fees, actually and reasonably incurred in connection with the defense of any action taken or failure to act under or in connection with the Plan or any Options, granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Bank.


FRANKLIN BANK, N .A.

By:
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Its:
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